AT&T Inc.
Financial Data

Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Second Quarter		Percent	Six-Month Period		Percent
	2025	2024	Change	2025	2024	Change
Operating Revenues
Service	$25,292	$25,006	1.1%	$50,430	$49,848	1.2%
Equipment	5,555	4,791	15.9%	11,043	9,977	10.7%
Total Operating Revenues	30,847	29,797	3.5%	61,473	59,825	2.8%

Operating Expenses
Cost of revenues
Equipment	5,738	4,815	19.2%	11,432	9,958	14.8%
Other cost of revenues (exclusive of depreciation and amortization shown separately below)	6,412	6,627	(3.2)%	12,751	13,438	(5.1)%
Selling, general and administrative	6,945	7,043	(1.4)%	14,090	14,064	0.2%
Asset impairments and abandonments and restructuring	—	480	—%	504	639	(21.1)%
Depreciation and amortization	5,251	5,072	3.5%	10,441	10,119	3.2%
Total Operating Expenses	24,346	24,037	1.3%	49,218	48,218	2.1%
Operating Income	6,501	5,760	12.9%	12,255	11,607	5.6%
Interest Expense	1,655	1,699	(2.6)%	3,313	3,423	(3.2)%
Equity in Net Income of Affiliates	485	348	39.4%	1,925	643	—%
Other Income (Expense) — Net	767	682	12.5%	1,222	1,133	7.9%
Income Before Income Taxes	6,098	5,091	19.8%	12,089	9,960	21.4%
Income Tax Expense	1,237	1,142	8.3%	2,536	2,260	12.2%
Net Income	4,861	3,949	23.1%	9,553	7,700	24.1%
Net Income Attributable to Noncontrolling Interest	(361)	(352)	(2.6)%	(702)	(658)	(6.7)%
Net Income Attributable to AT&T	$4,500	$3,597	25.1%	$8,851	$7,042	25.7%
Preferred Stock Dividends and Redemption Gain	(36)	(51)	29.4%	8	(101)	—%
Net Income Attributable to Common Stock	$4,464	$3,546	25.9%	$8,859	$6,941	27.6%

Basic Earnings Per Share Attributable to Common Stock	$0.62	$0.49	26.5%	$1.22	$0.96	27.1%
Weighted Average Common Shares Outstanding (000,000)	7,209	7,196	0.2%	7,211	7,194	0.2%
Diluted Earnings Per Share Attributable to Common Stock	$0.62	$0.49	26.5%	$1.22	$0.96	27.1%
Weighted Average Common Shares Outstanding with Dilution (000,000)	7,219	7,198	0.3%	7,221	7,195	0.4%

AT&T Inc.
Financial Data

Consolidated Balance Sheets
Dollars in millions
	Jun. 30,	Dec. 31,
	2025	2024
Assets	(Unaudited)
Current Assets
Cash and cash equivalents	$10,499	$3,298
Accounts receivable – net of related allowances for credit loss of $392 and $375	8,844	9,638
Inventories	2,357	2,270
Prepaid and other current assets	17,606	15,962
Total current assets	39,306	31,168
Property, Plant and Equipment – Net	129,094	128,871
Goodwill – Net	63,432	63,432
Licenses – Net	127,543	127,035
Other Intangible Assets – Net	5,255	5,255
Investments in and Advances to Equity Affiliates	1,011	295
Operating Lease Right-Of-Use Assets	21,494	20,909
Other Assets	18,356	17,830
Total Assets	$405,491	$394,795
Liabilities and Stockholders’ Equity
Current Liabilities
Debt maturing within one year	$9,254	$5,089
Accounts payable and accrued liabilities	33,289	35,657
Advanced billings and customer deposits	3,999	4,099
Dividends payable	2,023	2,027
Total current liabilities	48,565	46,872
Long-Term Debt	123,057	118,443
Deferred Credits and Other Noncurrent Liabilities
Noncurrent deferred tax liabilities	59,786	58,939
Postemployment benefit obligation	9,079	9,025
Operating lease liabilities	17,762	17,391
Other noncurrent liabilities	23,865	23,900
Total deferred credits and other noncurrent liabilities	110,492	109,255
Redeemable Noncontrolling Interest	1,983	1,980
Stockholders’ Equity
Preferred stock	—	—
Common stock	7,621	7,621
Additional paid-in capital	106,381	109,108
Retained earnings	6,680	1,871
Treasury stock	(15,210)	(15,023)
Accumulated other comprehensive income (loss)	(200)	795
Noncontrolling interest	16,122	13,873
Total stockholders’ equity	121,394	118,245
Total Liabilities and Stockholders’ Equity	$405,491	$394,795

AT&T Inc.
Financial Data

Consolidated Statements of Cash Flows
Dollars in millions
Unaudited	Six-Month Period
	2025	2024
Operating Activities
Net income	$9,553	$7,700
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	10,441	10,119
Provision for uncollectible accounts	1,037	942
Asset impairments and abandonments and restructuring	504	639
Pension and postretirement benefit expense (credit)	(794)	(941)
Net (gain) loss on investments	(31)	185
Changes in operating assets and liabilities:
Receivables	(247)	130
Equipment installment receivables and related sales	1,115	(320)
Contract asset and cost deferral	(299)	321
Inventories, prepaid and other current assets	(317)	419
Accounts payable and other accrued liabilities	(4,440)	(4,761)
Changes in income taxes	1,663	1,976
Postretirement claims and contributions	(103)	(93)
Other - net	730	324
Total adjustments	9,259	8,940
Net Cash Provided by Operating Activities	18,812	16,640

Investing Activities
Capital expenditures	(9,174)	(8,118)
Acquisitions, net of cash acquired	(48)	(270)
Dispositions	40	14
Distributions from DIRECTV in excess of cumulative equity in earnings	—	586
(Purchases), sales and settlements of securities and investments - net	(1,084)	1,147
Other - net	(778)	(336)
Net Cash Used in Investing Activities	(11,044)	(6,977)

Financing Activities
Net change in short-term borrowings with original maturities of three months or less	—	2,686
Issuance of other short-term borrowings	—	491
Repayment of other short-term borrowings	—	(2,487)
Issuance of long-term debt	6,429	2
Repayment of long-term debt	(1,620)	(6,910)
Payment of vendor financing	(423)	(1,391)
Redemption of preferred stock	(2,075)	—
Purchase of treasury stock	(1,179)	(159)
Issuance of treasury stock	17	—
Issuance of preferred interests in subsidiary	2,221	—
Dividends paid	(4,135)	(4,133)
Other - net	167	(1,392)
Net Cash Used in Financing Activities	(598)	(13,293)
Net increase (decrease) in cash and cash equivalents and restricted cash	7,170	(3,630)
Cash and cash equivalents and restricted cash beginning of year	3,406	6,833
Cash and Cash Equivalents and Restricted Cash End of Period	$10,576	$3,203

AT&T Inc.
Consolidated Supplementary Data

Supplementary Financial Data
Dollars in millions except per share amounts
Unaudited	Second Quarter	Percent	Six-Month Period	Percent
2025	2024	Change	2025	2024	Change
Capital expenditures
Purchase of property and equipment	$4,857	$4,321	12.4%	$9,097	$8,042	13.1%
Interest during construction	40	39	2.6%	77	76	1.3%
Total Capital Expenditures	$4,897	$4,360	12.3%	$9,174	$8,118	13.0%

Acquisitions, net of cash acquired
Business acquisitions	$—	$—	—%	$—	$—	—%
Spectrum acquisitions	13	2	—%	14	147	(90.5)%
Interest during construction - spectrum	15	57	(73.7)%	34	123	(72.4)%
Total Acquisitions	$28	$59	(52.5)%	$48	$270	(82.2)%

Cash paid for interest	$1,512	$1,567	(3.5)%	$3,316	$3,644	(9.0)%

Cash paid for income taxes, net of (refunds)	$869	$308	—%	$880	$299	—%

Dividends Declared per Common Share	$0.2775	$0.2775	—%	$0.5550	$0.5550	—%

End of Period Common Shares Outstanding (000,000)	7,161	7,170	(0.1)%
Debt Ratio	51.7%	51.8%	(10)	BP
Total Employees	137,550	146,040	(5.8)%

COMMUNICATIONS SEGMENT

The Communications segment provides wireless and wireline telecom and broadband services to consumers located in the U.S. and businesses globally. The Communications segment contains three reporting units: Mobility, Business Wireline and Consumer Wireline.

Segment Results
Dollars in millions
Unaudited	Second Quarter	Percent	Six-Month Period	Percent
2025	2024	Change	2025	2024	Change
Segment Operating Revenues
Mobility	$21,845	$20,480	6.7%	$43,415	$41,074	5.7%
Business Wireline	4,313	4,755	(9.3)%	8,781	9,668	(9.2)%
Consumer Wireline	3,541	3,347	5.8%	7,063	6,697	5.5%
Total Segment Operating Revenues	29,699	28,582	3.9%	59,259	57,439	3.2%

Segment Operating Income (Loss)
Mobility	6,931	6,719	3.2%	13,671	13,187	3.7%
Business Wireline	(201)	102	—%	(299)	166	—%
Consumer Wireline	335	184	82.1%	684	397	72.3%
Total Segment Operating Income	$7,065	$7,005	0.9%	$14,056	$13,750	2.2%

Operating Income Margin	23.8%	24.5%	(70)	BP	23.7%	23.9%	(20)	BP

Mobility

Mobility provides nationwide wireless service and equipment.

Mobility Results
Dollars in millions
Unaudited	Second Quarter	Percent	Six-Month Period	Percent
2025	2024	Change	2025	2024	Change
Operating Revenues
Service	$16,853	$16,277	3.5%	$33,504	$32,271	3.8%
Equipment	4,992	4,203	18.8%	9,911	8,803	12.6%
Total Operating Revenues	21,845	20,480	6.7%	43,415	41,074	5.7%

Operating Expenses
Operations and support	12,358	11,285	9.5%	24,662	22,924	7.6%
Depreciation and amortization	2,556	2,476	3.2%	5,082	4,963	2.4%
Total Operating Expenses	14,914	13,761	8.4%	29,744	27,887	6.7%
Operating Income	$6,931	$6,719	3.2%	$13,671	$13,187	3.7%

Operating Income Margin	31.7%	32.8%	(110)	BP	31.5%	32.1%	(60)	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	June 30,	Percent
2025	2024	Change
Mobility Subscribers
Postpaid	89,928	87,999	2.2%
Postpaid phone	73,408	71,930	2.1%
Prepaid	18,768	19,271	(2.6)%
Reseller	9,549	8,204	16.4%
Total Mobility Subscribers	118,245	115,474	2.4%

Second Quarter	Percent	Six-Month Period	Percent
2025	2024	Change	2025	2024	Change
Mobility Net Additions
Postpaid Phone Net Additions	401	419	(4.3)%	725	768	(5.6)%
Total Phone Net Additions	367	454	(19.2)%	671	804	(16.5)%

Postpaid	479	593	(19.2)%	769	982	(21.7)%
Prepaid	(152)	82	—%	(186)	83	—%
Reseller	(38)	322	—%	(174)	673	—%
Total Mobility Net Additions[1]	289	997	(71.0)%	409	1,738	(76.5)%

Postpaid Churn	1.02%	0.85%	17	BP	1.01%	0.87%	14 BP
Postpaid Phone-Only Churn	0.87%	0.70%	17	BP	0.85%	0.71%	14 BP
[1]Excludes migrations between wireless subscriber categories, including connected devices, and acquisition-related activity during the period.

Business Wireline

Business Wireline provides advanced ethernet-based fiber services, IP Voice and managed professional services, our fixed wireless access product, traditional voice and data services and related equipment to business customers.

Business Wireline Results
Dollars in millions
Unaudited	Second Quarter	Percent	Six-Month Period	Percent
2025	2024	Change	2025	2024	Change
Operating Revenues
Legacy and other transitional services	$2,349	$2,839	(17.3)%	$4,824	$5,836	(17.3)%
Fiber and advanced connectivity services	1,793	1,732	3.5%	3,573	3,435	4.0%
Equipment	171	184	(7.1)%	384	397	(3.3)%
Total Operating Revenues	4,313	4,755	(9.3)%	8,781	9,668	(9.2)%

Operating Expenses
Operations and support	2,993	3,267	(8.4)%	6,061	6,754	(10.3)%
Depreciation and amortization	1,521	1,386	9.7%	3,019	2,748	9.9%
Total Operating Expenses	4,514	4,653	(3.0)%	9,080	9,502	(4.4)%
Operating Income (Loss)	$(201)	$102	—%	$(299)	$166	—%

Operating Income Margin	(4.7)%	2.1%	(680)	BP	(3.4)%	1.7%	(510)	BP

Consumer Wireline

Consumer Wireline provides broadband services, including fiber connections that provide multi-gig services, and AT&T Internet Air (AIA) services, to residential customers in select locations. Consumer Wireline also provides legacy telephony voice communication services.

Consumer Wireline Results
Dollars in millions
Unaudited	Second Quarter			Percent	Six-Month Period			Percent
	2025	2024		Change	2025	2024		Change
Operating Revenues
Broadband	$3,028	$2,741		10.5%	$6,012	$5,463		10.0%
Legacy voice and data services	265	323		(18.0)%	551	665		(17.1)%
Other service and equipment	248	283		(12.4)%	500	569		(12.1)%
Total Operating Revenues	3,541	3,347		5.8%	7,063	6,697		5.5%

Operating Expenses
Operations and support	2,248	2,249		—%	4,472	4,505		(0.7)%
Depreciation and amortization	958	914		4.8%	1,907	1,795		6.2%
Total Operating Expenses	3,206	3,163		1.4%	6,379	6,300		1.3%
Operating Income	$335	$184		82.1%	$684	$397		72.3%

Operating Income Margin	9.5%	5.5%	400	BP	9.7%	5.9%	380	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					June 30,			Percent
					2025	2024		Change
Broadband Connections
Broadband[1]					14,262	13,836		3.1%
Fiber Broadband Connections					9,835	8,798		11.8%

	Second Quarter			Percent	Six-Month Period			Percent
	2025	2024		Change	2025	2024		Change
Broadband Net Additions
Broadband Net Additions[1,2]	150	52		—%	287	107		—%
Fiber Broadband Net Additions	243	239		1.7%	504	491		2.6%
[1]Includes AIA.
[2]Excludes the impact of subscriber disconnections resulting from the termination of AIA services in areas with unfavorable regulatory requirements in the first quarter of 2025.

LATIN AMERICA SEGMENT

The segment provides wireless services and equipment to customers in Mexico.

Segment Results
Dollars in millions
Unaudited	Second Quarter			Percent	Six-Month Period			Percent
	2025	2024		Change	2025	2024		Change
Operating Revenues
Wireless service	$662	$699		(5.3)%	$1,277	$1,389		(8.1)%
Wireless equipment	392	404		(3.0)%	748	777		(3.7)%
Total Segment Operating Revenues	1,054	1,103		(4.4)%	2,025	2,166		(6.5)%

Operating Expenses
Operations and support	853	925		(7.8)%	1,631	1,808		(9.8)%
Depreciation and amortization	155	172		(9.9)%	305	349		(12.6)%
Total Segment Operating Expenses	1,008	1,097		(8.1)%	1,936	2,157		(10.2)%
Operating Income	$46	$6		—%	$89	$9		—%

Operating Income Margin	4.4%	0.5%	390	BP	4.4%	0.4%	400	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					June 30,			Percent
					2025	2024		Change
Mexico Wireless Subscribers
Postpaid					6,180	5,494		12.5%
Prepaid					17,440	16,809		3.8%
Reseller					223	333		(33.0)%
Total Mexico Wireless Subscribers					23,843	22,636		5.3%

	Second Quarter			Percent	Six-Month Period			Percent
	2025	2024		Change	2025	2024		Change
Mexico Wireless Net Additions
Postpaid	183	142		28.9%	343	258		32.9%
Prepaid	64	67		(4.5)%	(46)	146		—%
Reseller	(12)	(32)		62.5%	(30)	(84)		64.3%
Total Mexico Wireless Net Additions	235	177		32.8%	267	320		(16.6)%

SUPPLEMENTAL SEGMENT RECONCILIATION

Three Months Ended
Dollars in millions
Unaudited
June 30, 2025
	Revenues	Operations and Support Expenses	Depreciation and Amortization	Operating Income (Loss)
Communications
Mobility	$21,845	$12,358	$2,556	$6,931
Business Wireline	4,313	2,993	1,521	(201)
Consumer Wireline	3,541	2,248	958	335
Total Communications	29,699	17,599	5,035	7,065
Latin America	1,054	853	155	46
Segment Total	30,753	18,452	5,190	7,111
Corporate and Other
Corporate:
DTV-related retained costs	—	57	50	(107)
Parent administration support	(2)	422	2	(426)
Securitization fees	30	174	—	(144)
Value portfolio	66	11	—	55
Total Corporate	94	664	52	(622)
Certain significant items	—	(21)	9	12
Total Corporate and Other	94	643	61	(610)
AT&T Inc.	$30,847	$19,095	$5,251	$6,501

June 30, 2024
	Revenues	Operations and Support Expenses	Depreciation and Amortization	Operating Income (Loss)
Communications
Mobility	$20,480	$11,285	$2,476	$6,719
Business Wireline	4,755	3,267	1,386	102
Consumer Wireline	3,347	2,249	914	184
Total Communications	28,582	16,801	4,776	7,005
Latin America	1,103	925	172	6
Segment Total	29,685	17,726	4,948	7,011
Corporate and Other
Corporate:
DTV-related retained costs	—	116	102	(218)
Parent administration support	—	443	2	(445)
Securitization fees	29	150	—	(121)
Value portfolio	83	25	5	53
Total Corporate	112	734	109	(731)
Certain significant items	—	505	15	(520)
Total Corporate and Other	112	1,239	124	(1,251)
AT&T Inc.	$29,797	$18,965	$5,072	$5,760

SUPPLEMENTAL SEGMENT RECONCILIATION

Six Months Ended
Dollars in millions
Unaudited
June 30, 2025
	Revenues	Operations and Support Expenses	Depreciation and Amortization	Operating Income (Loss)
Communications
Mobility	$43,415	$24,662	$5,082	$13,671
Business Wireline	8,781	6,061	3,019	(299)
Consumer Wireline	7,063	4,472	1,907	684
Total Communications	59,259	35,195	10,008	14,056
Latin America	2,025	1,631	305	89
Segment Total	61,284	36,826	10,313	14,145
Corporate and Other
Corporate:
DTV-related retained costs	—	113	100	(213)
Parent administration support	(1)	861	10	(872)
Securitization fees	58	388	—	(330)
Value portfolio	132	21	—	111
Total Corporate	189	1,383	110	(1,304)
Certain significant items	—	568	18	(586)
Total Corporate and Other	189	1,951	128	(1,890)
AT&T Inc.	$61,473	$38,777	$10,441	$12,255

June 30, 2024
	Revenues	Operations and Support Expenses	Depreciation and Amortization	Operating Income (Loss)
Communications
Mobility	$41,074	$22,924	$4,963	$13,187
Business Wireline	9,668	6,754	2,748	166
Consumer Wireline	6,697	4,505	1,795	397
Total Communications	57,439	34,183	9,506	13,750
Latin America	2,166	1,808	349	9
Segment Total	59,605	35,991	9,855	13,759
Corporate and Other
Corporate:
DTV-related retained costs	—	250	222	(472)
Parent administration support	—	835	3	(838)
Securitization fees	55	315	—	(260)
Value portfolio	165	51	9	105
Total Corporate	220	1,451	234	(1,465)
Certain significant items	—	657	30	(687)
Total Corporate and Other	220	2,108	264	(2,152)
AT&T Inc.	$59,825	$38,099	$10,119	$11,607